UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 12, 2016

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

300 Brickstone Square, Suite 201

Andover, MA 01810

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 662-5245

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 12, 2016, the Board of Directors of Sycamore Networks, Inc. (“Sycamore” or the “Company”) approved the termination of employment of David Guerrera as the Company’s President, General Counsel and Secretary, effective as of the close of business on October 12, 2016. In connection with the termination of Mr. Guerrera’s employment with the Company, the Board of Directors approved the payment of a discretionary cash bonus to Mr. Guerrera in the amount of $100,000. The Company also entered into a Services Consulting Agreement with Mr. Guerrera on October 12, 2016, pursuant to which Mr. Guerrera, following the termination of his employment with the Company, will provide certain consulting and other services to the Company relating to the completion of the previously announced dissolution of the Company (the “Consulting Agreement”). Under the terms of the Consulting Agreement, Mr. Guerrera will be entitled to receive $5,000 per month, and he will continue to serve as the Company’s President, Secretary and Principal Executive Officer on a non-employee basis.

Pursuant to the Severance Pay Agreement, dated as of April 15, 2013, by and between the Company and Mr. Guerrera (the “Severance Pay Agreement”), Mr. Guerrera, following the receipt by the Company of a release satisfactory to it, will be entitled to receive certain benefits pursuant to such agreement in connection with the termination of his employment, including an amount equal to Mr. Guerrera’s annual base salary of $60,000 and outplacement services at the Company’s expense for a period of 26 weeks.

The foregoing descriptions of the Consulting Agreement and the Severance Pay Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of, respectively, the Consulting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the Severance Pay Agreement, which is filed as Exhibit 10.4 to Sycamore’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 23, 2013 and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

Exhibit Number	Description

10.1	Consulting Services Agreement between Sycamore Networks, Inc. and David Guerrera, dated as of October 12, 2016

10.2	Severance Pay Agreement between Sycamore Networks, Inc. and David Guerrera, dated as of April 15, 2013 (incorporated by reference to Exhibit 10.4 to Sycamore’s Current Report on Form 8-K filed with the SEC on December 23, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ David Guerrera
David Guerrera
President and Secretary
(Duly Authorized Officer and Principal Executive Officer)

Dated: October 18, 2016